Filed pursuant to Rule 497

Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 6 dated October 12, 2018

To

Prospectus dated April 19, 2018

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated April 19, 2018 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through October 10, 2018, we have issued 36,154,099 shares of our common stock for gross proceeds of approximately $336.6 million. As of October 10, 2018, we had raised total gross proceeds of approximately $336.6 million, including seed capital contributed by our Adviser in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with Owl Rock Capital Advisors LLC (the “Adviser”).

RECENT DEVELOPMENTS

On October 10, 2018, we increased our public offering price from $9.56 per share to $9.57 per share. The increase in the public offering price will be effective as of the October 10, 2018 weekly closing and first applied to subscriptions in good order from October 4, 2018 through October 10, 2018.

In accordance with our previously disclosed share pricing policy, we determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share to $9.09 as of October 10, 2018. As a result of the increase in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.48 per share and $9.09 per share, respectively.

RISK FACTORS

The Risk Factor entitled “Our Adviser’s liability is limited under the Investment Advisory Agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.” found on page 41 of the Prospectus is hereby replaced in its entirety with the following:

Our Adviser has not assumed any responsibility to us other than to render the services described in the Investment Advisory Agreement (and, separately, under the Administration Agreement), and it will not be responsible for any action of our board of directors in declining to follow our Adviser’s advice or recommendations.  Pursuant to the Investment Advisory Agreement, our Adviser and its directors, officers, stockholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of, our Adviser will not be liable for their acts under the Investment Advisory Agreement, absent negligence or misconduct in the performance of their duties.  We have also agreed to indemnify, defend and protect our Adviser and its directors, officers, stockholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of, our Adviser with respect to all damages, liabilities, costs and expenses from acts of our Adviser arising out of negligence or misconduct in the performance of their duties.  These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.